                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the use of our report dated January 17, 1997, included in the Annual Report on Form 10-K of ChemTrak Incorporated for the year ended December 31, 1996, with respect to the financial statements, as amended, included in this Form 10-K/A.


                                    /s/ ERNST & YOUNG LLP


Palo Alto, California
March 9, 1998